SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported):  April 30, 2004.

Commission file number:

000-15760

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	16-0470200
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Hardinge Drive Elmira, NY 14902
(Address of principal executive offices) (Zip code)

(607) 734-2281
(Registrant’s telephone number including area code)

ITEM 5.  OTHER EVENTS

On April 30, 2004,  Hardinge Inc. issued a press release announcing the Compay’s first quarter 2004 results.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)          Not applicable

(b)         Not applicable

(c)          Exhibits

99	Press Release issued by registrant on April 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hardinge Inc.

May 6, 2004	By:	/s/ Richard L. Simons
Date	Richard L. Simons
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)